Exhibit 10.1
AMENDMENT NO. 1
TO THE
AMENDED AND RESTATED ADVISORY AGREEMENT
BY AND AMONG
BROOKFIELD REAL ESTATE INCOME TRUST INC.,
BROOKFIELD REIT OPERATING PARTNERSHIP L.P.
AND
BROOKFIELD REIT ADVISER LLC

This Amendment No. 1 to the Amended and Restated Advisory Agreement (this “Amendment”) is made and entered into on August 9, 2022, with an effective date of July 1, 2022, by and among Brookfield Real Estate Income Trust Inc., a Maryland corporation (the “Company”), Brookfield REIT Operating Partnership L.P., a Delaware limited partnership (the “Operating Partnership”), and Brookfield REIT Adviser LLC, a Delaware limited liability company (the “Adviser,” and together with the Operating Partnership and the Company, the “Parties”). Capitalized terms used but not defined herein shall have the meanings set forth in the A&R Advisory Agreement (as defined below).

RECITALS

WHEREAS, the Parties previously entered into that certain Amended and Restated Advisory Agreement, dated as of March 21, 2022 (the “A&R Advisory Agreement”), whereby the Adviser agreed to provide certain advisory services to the Company and the Operating Partnership as more specifically provided therein.

WHEREAS, in accordance with Section 22(b) of the A&R Advisory Agreement, the Parties desire to amend the A&R Advisory Agreement to provide that the Adviser will pay Organization and Offering Expenses on behalf of the Company incurred in connection with its follow-on Offering through July 5, 2023, subject to the repayment terms described herein.

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, and the mutual promises contained herein, the Parties agree as follows:

AGREEMENT

1. Amendments to the A&R Advisory Agreement. Sections 11(g) and 11(h) of the A&R Advisory Agreement are hereby deleted in their entirety and replaced with the following:

“(g) Notwithstanding the foregoing, the Adviser shall pay all Organization and Offering Expenses (other than Selling Commissions and Stockholder Servicing Fees) incurred prior to July 6, 2023, subject to the following conditions:

(i) all Organization and Offering Expenses (other than Selling Commissions and Stockholder Servicing Fees) (a) paid by the Adviser through July 5, 2022 and (b) incurred by the Former Adviser pursuant to the Former Advisory Agreement and reimbursable to the Adviser pursuant to the Receivables Purchase Agreement between the Adviser and the Former Adviser entered into as of November 2, 2021, shall be reimbursed by the Company to the Adviser in 60 equal monthly installments commencing on July 6, 2022; and

(ii) all Organization and Offering Expenses (other than Selling Commissions and Stockholder Servicing Fees) paid by the Adviser from July 6, 2022 through July 5, 2023 shall be reimbursed by the Company to the Adviser in 60 equal monthly installments commencing on July 6, 2023.
(h) The Parties agree that out-of-pocket expenses incurred by the Adviser on behalf of the REIT and the Operating Partnership prior to the Effective Date shall be subject to the reimbursement as set forth in Section 11(g)(i).”

2. Miscellaneous.

(a)    Counterparts; Signature. This Amendment may be executed in any number of counterparts and by the Parties in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or electronic means shall be effective as delivery of a manually executed counterpart of this Amendment.

(b)    Applicable Law. This Amendment shall be governed by and construed in accordance with Section 22(d) of the A&R Advisory Agreement.

(c)    Continued Effect. Except as specifically set forth herein, all other terms and conditions of the A&R Advisory Agreement shall remain unmodified and in full force and effect, the same being confirmed and republished hereby. In the event of any conflict between the terms of the A&R Advisory Agreement and the terms of this Amendment, the terms of this Amendment shall control.

[Signatures on following page.]

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the date set forth above.

BROOKFIELD REAL ESTATE INCOME
TRUST INC.
By:/s/ Michelle Campbell
Name: Michelle Campbell
Title: Secretary

BROOKFIELD REIT OPERATING
PARTNERSHIP L.P.
By: Brookfield REIT OP GP LLC,
its general partner

By: Brookfield Real Estate Income Trust Inc.,
its sole member

By:/s/ Michelle Campbell
Name: Michelle Campbell
Title: Secretary

BROOKFIELD REIT ADVISER LLC

By:/s/ Melissa Lang
Name: Melissa Lang
Title: Managing Director and Secretary

[Signature Page to Amendment No. 1 to the Amended and Restated Advisory Agreement]
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